SATURNA INVESTMENT TRUST
Sextant Core Fund

Supplement dated December 8, 2016 to the
Statement of Additional Information dated March 29, 2016

The following paragraph replaces the first and third sentences of the first paragraph under the section titled "Portfolio Manager" on page 21 of the Statement of Additional Information (SAI):

All Saturna Capital employees, including Patrick T. Drum, Bryce R. Fegley, Tyler J. Howard, Nicholas F. Kaiser, Scott F. Klimo, Phelps S. McIlvaine, Christopher E. Paul, and other portfolio managers are paid an annual salary, as set by the board of Saturna Capital.

As owners of shares and/or stock options of Saturna Capital, Messrs. Drum, Fegley, Howard, Kaiser, Klimo, McIlvaine, and Paul may benefit from any increase in its value per share that might result from its operations or profits.

The table titled "Portfolio Manager Fund Ownership" on page 22 of the SAI is amended by deleting the sixth row (referring to J. Peter Nielsen) and adding the following row:

Dollar range of equity securities in Saturna fund complex owned beneficially by Portfolio Managers
Christopher E. Paul¹	Sextant Core: $100,001-$500,000

¹ The data for Mr. Paul, a recently appointed portfolio manager, are as of December 8, 2016.

The table titled "Portfolio Managers" on page 22 of the SAI is amended by: (i) deleting the sixth row (referring to J. Peter Nielsen); and (ii) adding the following row (referring to Christopher E. Paul):

Portfolio Manager:	Trust Portfolios served as primary manager:	Other investment company portfolios served as primary manager (assets):	Other pooled investment vehicles served as primary manager (assets)	Other account (assets):
Christopher E. Paul¹	Sextant Core Fund ($8,957,023)¹,²	None	None	None

¹ The data for Mr. Paul, recently appointed portfolio manager, are as of December 8, 2016.
² Assets managed with a performance fee.